UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Core Fixed Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 0.99%, 1.75%, 1.68%, 1.16% and 0.59% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares on October 1, 2003 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Core Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-.25%	1.36%	2.84%	3.30%	5.28%
Class B	-.52%	.69%	2.10%	2.54%	4.50%
Class C	-.62%	.60%	2.10%	2.51%	4.50%
Class R	-.36%	1.12%	2.62%	3.08%	5.03%
Institutional Class	-.12%	1.61%	3.09%	3.56%	5.55%
Lehman Brothers US Aggregate Index+	4.08%	6.87%	4.93%	4.37%	5.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 4/30/08	$ 10.39	$ 10.39	$ 10.39	$ 10.44	$ 10.39
10/31/07	$ 10.66	$ 10.65	$ 10.66	$ 10.71	$ 10.66
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .25	$ .21	$ .21	$ .23	$ .26
April Income Dividend	$ .0421	$ .0357	$ .0356	$ .0402	$ .0443
SEC 30-day Yield as of 4/30/08++	4.73%	4.20%	4.20%	4.70%	5.21%
Current Annualized Distribution Rate as of 4/30/08++	4.94%	4.19%	4.18%	4.70%	5.20%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.50%, 3.99%, 4.01%, 4.40% and 5.11% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.71%, 3.98%, 3.99%, 4.40% and 5.10% for Class A, B, C, R and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Core Fixed Income Fund — Class A [] Lehman Brothers US Aggregate Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,680	$10,387	$11,233	$15,976
	Average annual total return	-3.20%	1.27%	2.35%	4.80%
Class B	Growth of $10,000	$9,779	$10,453	$11,244	$15,531
	Average annual total return	-2.21%	1.49%	2.37%	4.50%
Class C	Growth of $10,000	$10,060	$10,645	$11,321	$15,523
	Average annual total return	.60%	2.10%	2.51%	4.50%
Class R	Growth of $10,000	$10,112	$10,806	$11,638	$16,330
	Average annual total return	1.12%	2.62%	3.08%	5.03%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,687	$11,555	$12,384	$17,841
	Average annual total return	6.87%	4.93%	4.37%	5.96%

The growth of $10,000 is cumulative.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Core Fixed Income Fund — Institutional Class [] Lehman Brothers US Aggregate Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,016,100	$1,095,700	$1,190,900	$1,715,700
	Average annual total return	1.61%	3.09%	3.56%	5.55%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,068,700	$1,155,500	$1,238,400	$1,784,100
	Average annual total return	6.87%	4.93%	4.37%	5.96%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	451	of	559	81
3-Year	345	of	473	73
5-Year	216	of	403	54
10-Year	47	of	194	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is .77% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS Core Fixed Income Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Core Fixed Income Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/08
DWS Core Fixed Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-.03%	1.70%	3.04%	3.43%	5.38%
Lehman Brothers US Aggregate Index+	4.08%	6.87%	4.93%	4.37%	5.96%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 10.39
10/31/07	$ 10.65
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .26
April Income Dividend	$ .0442
SEC 30-day Yield as of 4/30/08++	5.20%
Current Annualized Distribution Rate as of 4/30/08++	5.19%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.82% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.81% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	444	of	559	80
3-Year	354	of	473	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Core Fixed Income Fund — Class S [] Lehman Brothers US Aggregate Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Core Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,170	$10,940	$11,836	$16,892
	Average annual total return	1.70%	3.04%	3.43%	5.38%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,687	$11,555	$12,384	$17,841
	Average annual total return	6.87%	4.93%	4.37%	5.96%

The growth of $10,000 is cumulative.

+ Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 997.50	$ 994.80	$ 993.80	$ 996.40	$ 999.70	$ 998.80
Expenses Paid per $1,000*	$ 3.97	$ 7.69	$ 7.68	$ 5.21	$ 2.73	$ 2.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,020.89	$ 1,017.16	$ 1,017.16	$ 1,019.64	$ 1,022.13	$ 1,022.13
Expenses Paid per $1,000*	$ 4.02	$ 7.77	$ 7.77	$ 5.27	$ 2.77	$ 2.77
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.80%	1.55%	1.55%	1.05%	.55%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Core Fixed Income Fund's investment strategy during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the bond market perform?

A: The six months ended April 30, 2008 were tumultuous for fixed-income markets. What began as concern over subprime mortgages triggered a market contagion and yield spread widenings to which no non-Treasury sector of the fixed-income market was exempt.1 The ensuing liquidity drain led to a technical imbalance and a flight to quality that caused all of the spread sectors of the bond market to dramatically underperform Treasuries during the period.2 For its part, the US Federal Reserve Board (the Fed) took steps in an attempt to restore liquidity to the markets, easing the federal funds rate (the overnight rate banks charge when they borrow money from each other) a total of 250 basis points, or 2.5 percentage points, (most of it late in the period), arranging the sale of Bear Stearns to JPMorgan and extending liquidity to Wall Street dealers (not just banks).3 Indeed, there was a strong improvement in the performance of the spread (non-Treasury) sectors of the bond market in April. We believe that this has been driven by liquidity and fundamentals. In terms of liquidity, deleveraging pressure has abated significantly, and dealers to some extent are making markets again. The market has gone from not enough real money to absorb the deleveraging to an environment where securities are beginning to find buyers led by the strongest sectors -— agency Mortgage-Backed Securities (MBS), AAA-rated Commercial Mortgage-Backed Securities (CMBS) and many liquid corporate bonds.4

1 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.
2 "Spread sectors" are non-Treasury bond sectors of the fixed-income market.
3 One basis point equals 0.01%.
4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

In this context, the fund's benchmark, the Lehman Brothers US Aggregate Index, returned 4.08% for the six months ended April 30, 2008, but underperformed comparable Treasury issues by 1.58%.5 Given the flight to quality engendered by the current credit bubble deflation, Treasuries have led all sectors in returns for the six-month period. The flight-to-quality bid has driven two- and five-year US Treasury yields lower, steepening the US Treasury yield curve and widening two- and five-year swap spreads.6,7 This swap spread movement only exacerbated the otherwise severe spread widening experienced in all spread sectors that trade with high correlation to swaps, especially Asset-Backed Securities (ABS), MBS, CMBS and Financials.

5 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.
7 A swap is the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds), or because investment objectives have changed. A swap spread is the difference between the negotiated and fixed rate of a swap. The spread is determined by characteristics of market supply and creditor worthiness.

Q: How did the fund perform?

A: DWS Core Fixed Income Fund Class A shares returned -0.25% for the period ending April 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with 1.75% for the average fund in the Lipper Intermediate Investment Grade Debt Funds category and 4.08% for the Lehman Brothers US Aggregate Index, the fund's benchmark.8

8 The Lipper Intermediate Investment Grade Debt Funds category consists of funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors contributed to the fund's performance?

A: Throughout this period, we have remained true to our relative valuation process, rather than attempt to time a full-scale exit and re-entry. We believe that this steadfastness to process can be rewarded over time, despite the resulting short-term performance volatility.

The residential MBS component of the Lehman Brothers US Aggregate Index comprises Agency securities, which benefited from the flight to quality and underperformed duration-neutral Treasuries by 0.37%.9 A large off-index allocation to non-Agency prime AAA-rated hybrid Adjustable Rate Mortgages (ARMs), which we hold in lieu of Agency MBS and Treasuries, significantly underperformed due to illiquidity and credit quality concerns.10 This exposure had a large negative impact on results. However, we insisted on buying only super-senior AAA bonds (a subset of the AAA class) which have twice the credit enhancement of the standard AAA-rated bonds. In hindsight, that risk management decision was a prescient one. After rigorous stress testing of our portfolio of prime hybrid ARMs, we believe that these super-senior AAA bonds have the capacity to survive even a potentially severe prime mortgage default experience over the next few years. We expect more mark-to-market volatility from this position, as the broader market comes to grips with the uncharacteristic default cycle in prime mortgages.11 We remain committed to holding a portfolio of high-quality securities while opportunistically evaluating other market participants' forced sales.

9 Duration is a measure of bond price volatility.
10 A hybrid ARM (adjustable rate mortgage) features an interest rate that is fixed for an initial period of time, then floats thereafter. The "hybrid" refers to the ARM's blend of fixed-rate and adjustable-rate characteristics.
11 Mark-to-market is the act of assigning a value to a position held in a financial instrument based on the current market price for that instrument or similar instruments.

CMBS were also a primary driver of underperformance as spreads widened dramatically over the period. Again, deleveraging was the culprit. Fundamentals in the commercial real estate market are certainly weakening, as expected. However, the fundamental backdrop of most commercial property markets entering this downturn is very healthy. Our strategy remains to continue to add opportunistically to higher-quality bonds, and we believe they will ultimately lead other bonds tighter when recovery does take hold. We have seen early signs of this recovery in April. However, we continue to expect mark-to-market volatility in the near term. Relatively small exposure to BBB-rated CMBS issues, which are trading at distressed levels, has also had a large negative impact on relative returns. In light of this, our strategy here has been and continues to be to upgrade quality within the sector.

The impact of wider credit spreads in general only had a modest negative impact on returns as overall exposure was closer to index weight.12 The fund was underweight industrials, which added value.13 However, the fund had an overweight to financials as the sector significantly underperformed the corporate market generally in the face of massive subprime-related write-downs, balance sheet constraints and greater transparency to the full extent of subprime exposure. Further, holdings emphasized hybrid capital securities that significantly underperformed the financial sector as this exposure was lower in the capital structure and thus more exposed to weakness in the financial sector.14

12 Credit spread is the additional yield provided by non-Treasury fixed-income securities versus Treasury securities of comparable duration.
13 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
14 Hybrid capital securities are a class of financial instruments that have characteristics of both debt and equity securities.

We hope the fund can recoup recent underperformace over time as we look to take advantage of relative return opportunities in the current environment and as prices evolve to more appropriately reflect fundamentals. While it is not possible to predict how quickly this will occur, we believe relative performance will be cushioned in the interim from a large yield advantage relative to the benchmark. Rather than succumb to the inertia of waiting for the crisis to abate, we are actively reevaluating existing holdings against various new opportunities, and slowly repositioning portions of the portfolio to potentially benefit most from the ultimate recovery.

Portfolio Summary

Asset Allocation (As % of Investment Portfolio excluding Securities Lending Collateral)	4/30/08	10/31/07

Commercial and Non-Agency Mortgage-Backed Securities	38%	37%
Corporate Bonds	19%	15%
Mortgage Backed Securities Pass-Throughs	16%	13%
Government and Agency Obligations	10%	16%
Collateralized Mortgage Obligations	8%	8%
Preferred Securities	3%	4%
Municipal Bonds and Notes	3%	2%
Asset Backed	2%	3%
Cash Equivalents	1%	2%
	100%	100%
Corporate Bond Diversification (As a % of Corporate Bonds and Preferred Securities)	4/30/08	10/31/07

Financials	43%	52%
Utilities	18%	23%
Consumer Discretionary	8%	5%
Energy	7%	5%
Consumer Staples	7%	6%
Materials	5%	2%
Telecommunication Services	4%	2%
Information Technology	4%	3%
Health Care	3%	1%
Industrials	1%	1%
	100%	100%
Quality	4/30/08	10/31/07

US Government and Agencies	34%	37%
AAA*	43%	43%
AA	3%	3%
A	6%	6%
BBB	14%	11%
	100%	100%
* Includes cash equivalents

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/08	10/31/07

Under 1 year	3%	1%
1-4.99 years	41%	51%
5-9.99 years	43%	39%
10-14.99 years	5%	1%
15 years or greater	8%	8%
	100%	100%

Weighted average effective maturity: 7.1 years and 6.7 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 18.1%
Consumer Discretionary 1.8%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	843,000	1,025,353
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	1,980,000	2,508,644
Cox Enterprises, Inc., 144A, 4.375%, 5/1/2008	9,560,000	9,560,000
McDonald's Corp.:
Series I, 5.35%, 3/1/2018	2,783,000	2,823,114
Series I, 6.3%, 10/15/2037	1,484,000	1,518,130
TCI Communications, Inc., 8.75%, 8/1/2015	2,490,000	2,823,829
Time Warner, Inc.:
6.875%, 5/1/2012	792,000	825,067
9.125%, 1/15/2013	2,513,000	2,825,424
Viacom, Inc.:
5.75%, 4/30/2011	3,095,000	3,129,571
6.25%, 4/30/2016	306,000	309,230
6.875%, 4/30/2036	1,617,000	1,619,775
		28,968,137
Consumer Staples 1.5%
CVS Caremark Corp.:
6.25%, 6/1/2027	2,663,000	2,639,438
6.302%, 6/1/2037	7,312,000	6,255,599
Delhaize America, Inc., 9.0%, 4/15/2031	4,002,000	4,952,067
General Mills, Inc., 5.2%, 3/17/2015	4,120,000	4,141,469
Kroger Co., 6.8%, 4/1/2011	245,000	257,593
Miller Brewing Co., 144A, 5.5%, 8/15/2013	5,930,000	6,139,999
		24,386,165
Energy 1.5%
Canadian Natural Resources Ltd., 6.5%, 2/15/2037	3,340,000	3,360,862
Enterprise Products Operation LP:
5.65%, 4/1/2013	7,430,000	7,480,137
7.5%, 2/1/2011	1,034,000	1,095,303
TEPPCO Partners LP, 5.9%, 4/15/2013	5,060,000	5,100,338
TransCanada PipeLines Ltd., 6.35%, 5/15/2067	4,900,000	4,354,968
Valero Energy Corp., 7.5%, 4/15/2032	3,933,000	4,071,072
		25,462,680
Financials 5.6%
AES El Salvador Trust, 144A, 6.75%, 2/1/2016	3,210,000	2,975,834
American Express Centurion Bank, 5.55%, 10/17/2012	2,395,000	2,397,738
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	2,410,000	2,446,242
Caterpillar Financial Services Corp., 4.25%, 2/8/2013	4,275,000	4,213,641
Citigroup, Inc., Series E, 8.4%, 4/30/2018	1,580,000	1,599,086
Corp. Andina de Fomento:
5.75%, 1/12/2017	3,520,000	3,400,517
6.875%, 3/15/2012	1,300,000	1,361,305
Discover Financial Services, 3.431%*, 6/11/2010	3,845,000	3,834,918
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	2,455,000	1,874,979
Erac USA Finance Co.:
144A, 5.8%, 10/15/2012	3,435,000	3,275,369
144A, 7.0%, 10/15/2037	6,916,000	5,743,454
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	3,510,000	3,712,120
FPL Group Capital, Inc.:
6.65%, 6/15/2067	5,955,000	5,401,483
Series D, 7.3%, 9/1/2067	1,125,000	1,090,856
General Electric Capital Corp.:
4.8%, 5/1/2013	3,270,000	3,282,782
5.625%, 5/1/2018	3,150,000	3,182,206
Glen Meadow Pass-Through Trust, 144A, 6.505%, 2/12/2067	3,405,000	2,866,431
HSBC Finance Corp., 5.25%, 1/15/2014	390,000	387,823
International Lease Finance Corp., 6.375%, 3/25/2013	3,025,000	3,066,043
John Deere Capital Corp., Series D, 4.95%, 12/17/2012	4,630,000	4,702,649
JPMorgan Chase & Co., Series 1, 7.9%, 4/30/2018	4,085,000	4,161,390
Mangrove Bay Pass-Through Trust, 144A, 6.102%, 7/15/2033	2,980,000	2,142,799
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	1,495,000	1,507,201
Metropolitan Life Global Funding I, 144A, 5.125%, 4/10/2013	4,670,000	4,669,706
NLV Financial Corp., 144A, 6.5%, 3/15/2035	985,000	905,905
PartnerRe Finance II, 6.44%, 12/1/2066	4,649,000	3,708,010
StanCorp Financial Group, Inc., 6.9%, 5/29/2067	3,840,000	3,208,454
Standard Chartered Bank, 144A, 6.4%, 9/26/2017	2,400,000	2,457,432
Symetra Financial Corp., 144A, 8.3%, 10/15/2037	2,130,000	1,880,926
The Travelers Companies, Inc., 6.25%, 3/15/2037	1,085,000	949,648
UDR, Inc., Series E, (REIT), 3.9%, 3/15/2010	1,370,000	1,319,844
Wells Fargo & Co., 5.25%, 10/23/2012	1,800,000	1,837,276
White Mountains Re Group Ltd., 144A, 6.375%, 3/20/2017	970,000	879,022
Xstrata Finance Canada Ltd., 144A, 5.8%, 11/15/2016	724,000	694,351
ZFS Finance USA Trust V, 144A, 6.5%, 5/9/2037	500,000	440,461
		91,577,901
Health Care 0.6%
Medco Health Solutions, Inc., 6.125%, 3/15/2013	6,225,000	6,285,576
Quest Diagnostics, Inc., 6.95%, 7/1/2037	1,821,000	1,857,558
Schering-Plough Corp., 6.55%, 9/15/2037	2,605,000	2,594,286
		10,737,420
Industrials 0.3%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	1,664,103	1,668,263
Canadian National Railway Co., 5.55%, 5/15/2018	2,580,000	2,617,397
		4,285,660
Information Technology 0.8%
Broadridge Financial Solutions, Inc., 6.125%, 6/1/2017	3,447,000	2,819,801
Tyco Electronics Group SA, 144A, 6.0%, 10/1/2012	5,430,000	5,536,738
Xerox Corp., 6.35%, 5/15/2018	4,435,000	4,457,401
		12,813,940
Materials 1.1%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	4,683,000	4,612,577
Nucor Corp., 5.75%, 12/1/2017	2,320,000	2,360,883
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	2,438,000	2,298,654
Xstrata Canada Corp.:
6.0%, 10/15/2015 (b)	2,075,000	2,027,430
7.25%, 7/15/2012	6,450,000	6,881,873
		18,181,417
Telecommunication Services 0.9%
Ameritech Capital Funding, 6.25%, 5/18/2009	10,000	10,180
British Telecommunications PLC:
5.15%, 1/15/2013	1,225,000	1,230,476
8.625%, 12/15/2010	1,400,000	1,523,598
Qwest Corp.:
7.5%, 10/1/2014	1,480,000	1,487,400
7.625%, 6/15/2015	3,449,000	3,457,622
Verizon Communications, Inc.:
5.25%, 4/15/2013	2,500,000	2,553,332
6.1%, 4/15/2018	2,195,000	2,301,446
6.9%, 4/15/2038	1,430,000	1,548,736
		14,112,790
Utilities 4.0%
Arizona Public Service Co., 6.875%, 8/1/2036	4,195,000	3,762,437
Baltimore Gas & Electric Co., 6.35%, 10/1/2036	2,286,000	2,082,509
Commonwealth Edison Co.:
5.8%, 3/15/2018	3,165,000	3,164,503
Series 98, 6.15%, 3/15/2012	3,710,000	3,846,001
6.95%, 7/15/2018	169,000	171,324
Series 92, 7.625%, 4/15/2013	905,000	979,510
Consolidated Natural Gas Co., 6.0%, 10/15/2010	1,865,000	1,938,910
Constellation Energy Group, Inc., 7.6%, 4/1/2032	880,000	911,488
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	2,830,000	2,587,568
7.5%, 6/30/2066	5,575,000	5,170,467
ENEL Finance International, 144A, 6.8%, 9/15/2037	3,345,000	3,461,530
Energy East Corp.:
6.75%, 6/15/2012	5,070,000	5,320,854
6.75%, 9/15/2033	970,000	926,825
6.75%, 7/15/2036	2,615,000	2,525,021
Energy Future Holdings Corp., 7.46%, 1/1/2015	1,482,485	1,347,727
Integrys Energy Group, Inc., 6.11%, 12/1/2066	4,520,000	3,807,729
Nevada Power Co., Series N, 6.65%, 4/1/2036	2,109,000	2,048,737
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	5,694,000	5,243,434
Pennsylvania Electric Co., 6.05%, 9/1/2017	3,947,000	3,874,805
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	6,825,000	5,816,668
Wisconsin Energy Corp., Series A, 6.25%, 5/15/2067	8,015,000	7,072,877
		66,060,924
Total Corporate Bonds (Cost $318,589,455)		296,587,034

Asset Backed 2.2%
Automobile Receivables 0.9%
AmeriCredit Prime Automobile Receivables Trust, "A3", Series 2007-2M, 5.22%, 6/8/2012	15,650,000	14,742,660
Home Equity Loans 1.2%
Chase Funding Mortgage Loan Asset-Backed Certificates, "2A2", Series 2003-4, 3.195%*, 5/25/2033	4,258,332	4,094,701
Countrywide Asset-Backed Certificates:
"A6", Series 2006-15, 5.826%, 10/25/2046	2,505,000	2,173,219
"1AF6", Series 2006-11, 6.15%, 9/25/2046	6,555,000	5,939,434
First Franklin Mortgage Loan Asset Backed Certificates, "A3", Series 2006-FF15, 2.945%*, 11/25/2036	4,011,572	3,812,900
Renaissance Home Equity Loan Trust, "AF3", Series 2005-2, 4.499%, 8/25/2035	4,130,989	4,112,350
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036 (e)	487,805	1,821
		20,134,425
Manufactured Housing Receivables 0.1%
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2026	625,239	644,367
Total Asset Backed (Cost $38,199,939)		35,521,452

Mortgage-Backed Securities Pass-Throughs 16.3%
Federal Home Loan Mortgage Corp.:
3.5%, 8/1/2035	6,528,515	5,785,568
5.0%, 4/1/2035	4,319,823	4,260,425
5.5%, with various maturities from 10/1/2023 until 1/1/2034	6,175,015	6,241,985
5.524%*, 2/1/2038	8,201,062	8,264,636
6.5%, with various maturities from 1/1/2035 until 2/1/2038	14,322,655	14,899,583
Federal National Mortgage Association:
4.5%, with various maturities from 11/1/2019 until 10/1/2033	47,411,235	46,865,731
5.0%, with various maturities from 8/1/2020 until 8/1/2034	25,507,805	25,326,098
5.5%, with various maturities from 7/1/2024 until 7/1/2037	104,729,593	105,333,846
6.0%, with various maturities from 10/1/2022 until 4/1/2024	10,083,129	10,390,846
6.5%, with various maturities from 5/1/2023 until 4/1/2037	37,825,540	39,221,078
Total Mortgage-Backed Securities Pass-Throughs (Cost $261,848,425)		266,589,796

Commercial and Non-Agency Mortgage-Backed Securities 37.8%
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	1,410,000	1,331,147
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-1, 5.451%, 1/15/2049	8,680,000	8,432,235
"A2", Series 2007-2, 5.634%, 4/10/2049	5,970,000	5,950,415
"ASB", Series 2007-4, 5.706%, 2/10/2051	5,900,000	5,860,028
"A2", Series 2007-3, 5.838%*, 6/10/2049	5,560,000	5,571,672
"AM", Series 2007-4, 6.003%*, 2/10/2051	2,290,000	2,127,048
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%*, 2/25/2036	9,536,285	9,088,541
"2A1", Series 2006-4, 5.795%*, 10/25/2036	5,093,851	4,534,718
"22A1", Series 2007-4, 6.004%*, 6/25/2047	11,358,848	10,342,701
Bear Stearns Commercial Mortgage Securities, Inc.:
"AAB", Series 2007-PW15, 5.315%, 2/11/2044	7,175,000	6,993,691
"A2", Series 2007-PW16, 5.85%*, 6/11/2040	11,025,000	11,045,541
"AAB", Series 2007-PW16, 5.902%*, 6/11/2040	7,775,000	7,757,269
Chase Mortgage Finance Corp., "A1", Series 2003-S2, 5.0%, 3/25/2018	8,622	8,332
Citicorp Mortgage Securities, Inc., "1A1", Series 2004-1, 5.25%, 1/25/2034	4,517,954	4,393,820
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.525%*, 3/25/2036	8,254,683	7,830,398
"1A4A", Series 2006-AR7, 5.775%*, 11/25/2036	8,719,842	8,044,393
"2A1A", Series 2007-AR8, 5.914%*, 7/25/2037	7,959,334	7,583,542
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	2,746,253	2,676,740
Citigroup/Deutsche Bank Commercial Mortgage Trust:
"A4", Series 2005-CD1, 5.399%*, 7/15/2044	6,021,000	5,989,982
"F", Series 2007-CD4, 5.555%, 12/11/2049	3,900,000	2,462,246
Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	2,075	2,074
"A2", Series 2003-21T1, 5.25%, 12/25/2033	3,111,164	2,845,541
"A4", Series 2004-14T2, 5.5%, 8/25/2034	2,759,205	2,646,085
"A6", Series 2004-14T2, 5.5%, 8/25/2034	3,223,739	3,079,065
"7A1", Series 2004-J2, 6.0%, 12/25/2033	1,133	988
"1A1", Series 2004-J1, 6.0%, 2/25/2034	624,378	569,676
Countrywide Home Loans:
"A15", Series 2002-34, 4.75%, 1/25/2033	3,634,532	3,552,820
"1A1", Series 2007-HY1, 5.692%*, 4/25/2037	9,630,794	9,049,162
"A1", Series 2005-29, 5.75%, 12/25/2035	7,916,847	7,595,225
Credit Suisse Mortgage Capital Certificates:
"AAB", Series 2006-C5, 5.308%, 12/15/2039	6,490,000	6,363,024
"4A15", Series 2007-3, 5.5%, 4/25/2037	6,638,087	6,170,199
"5A14", Series 2007-1, 6.0%, 2/25/2037	6,976,416	6,722,222
CS First Boston Mortgage Securities Corp., "1A11", Series 2004-4, 5.5%, 8/25/2034	3,253,530	2,982,123
First Horizon Mortgage Pass-Through Trust:
"2A1", Series 2005-AR2, 5.115%*, 6/25/2035	5,369,831	5,163,039
"1A2", Series 2006-AR4, 5.491%*, 1/25/2037	6,290,832	5,983,997
GE Capital Commercial Mortgage Corp., "AJ", Series 2007-C1, 5.677%, 12/10/2049	7,640,000	6,244,804
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	2,977,566	2,931,018
"4A1", Series 2005-AR6, 5.461%*, 11/19/2035	5,512,557	5,023,138
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2007-GG9, 5.381%, 3/10/2039	11,250,000	11,163,807
"AM", Series 2007-GG9, 5.475%, 3/10/2039	3,275,000	2,969,118
"AAB", Series 2006-GG7, 6.112%*, 7/10/2038	7,000,000	7,134,933
GS Mortgage Securities Corp. II:
"A2", Series 2006-GG8, 5.479%, 11/10/2039	7,690,000	7,697,989
"AJ", Series 2007-GG10, 5.799%*, 8/10/2045	7,590,000	6,281,092
"J", Series 2007-GG10, 144A, 5.799%*, 8/10/2045	9,913,000	4,358,701
"A4", Series 2007-GG10, 5.799%*, 8/10/2045	8,200,000	8,187,232
"AM", Series 2007-GG10, 5.799%*, 8/10/2045	12,750,000	11,860,750
GSR Mortgage Loan Trust:
"2A4", Series 2006-AR1, 5.18%*, 1/25/2036	9,450,000	8,527,284
"2A1", Series 2007-AR2, 5.51%*, 5/25/2047	10,321,541	9,847,998
"2A1", Series 2007-AR1, 5.998%*, 3/25/2037	18,445,001	17,667,118
Indymac Index Mortgage Loan Trust, "3A1", Series 2006-AR33, 5.771%*, 1/25/2037	5,186,336	4,827,537
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2007-LD11, 5.804%*, 6/15/2049	11,930,000	12,011,125
"A4", Series 2007-LD12, 5.882%*, 2/15/2051	2,910,000	2,902,793
"ASB", Series 2007-CB19, 5.92%*, 2/12/2049	6,879,000	6,874,962
"A4", Series 2007-LD11, 6.007%*, 6/15/2049	5,030,000	5,024,129
"ASB", Series 2007-LD11, 6.007%*, 6/15/2049	13,981,000	14,024,629
JPMorgan Mortgage Trust:
"6A1", Series 2007-A1, 4.777%*, 7/25/2035	5,939,294	5,702,295
"2A4L", Series 2006-A6, 5.559%*, 10/25/2036	7,185,000	5,953,504
"2A1" Series 2006-A5, 5.829%*, 8/25/2036	6,223,658	6,015,365
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	6,063,079	5,870,027
"1A10", Series 2006-3, 6.0%, 7/25/2036	5,495,713	5,206,188
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 3.813%*, 12/21/2034	6,263,307	4,627,079
Master Alternative Loans Trust:
"5A1", Series 2005-2, 6.5%, 12/25/2034	675,451	563,791
"8A1", Series 2004-3, 7.0%, 4/25/2034	139,165	135,834
"6A1", Series 2004-5, 7.0%, 6/25/2034	954,245	889,235
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	4,813,695	4,795,643
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	3,578,000	3,374,397
Merrill Lynch/Countrywide Commercial Mortgage Trust, "ASB", Series 2007-7, 5.745%, 6/12/2050	3,900,000	3,877,891
Morgan Stanley Capital I:
"A2", Series 2007-HQ11, 5.359%, 2/12/2044	7,325,000	7,256,059
"AAB", Series 2007-IQ14, 5.654%, 4/15/2049	7,655,000	7,574,816
"AM", Series 2007-HQ12, 5.811%*, 4/12/2049	4,250,000	3,895,793
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,747,986	1,739,246
Residential Accredit Loans, Inc., "CB", Series 2004-QS2, 5.75%, 2/25/2034	1,461,168	1,376,237
Residential Asset Securitization Trust, "A1", Series 2004-A1, 5.25%, 4/25/2034	3,647,627	3,329,747
Residential Funding Mortgage Securities I: "2A1", Series 2004-S9, 4.75%, 12/25/2019	5,240,147	5,220,496
"2A2", Series 2007-SA1, 5.618%*, 2/25/2037	9,125,768	8,578,727
Sequoia Mortgage Trust, "2A1", Series 2007-1, 5.778%*, 2/20/2047	6,447,104	6,075,122
Structured Adjustable Rate Mortgage Loan Trust:
"1A4", Series 2005-22, 5.25%*, 12/25/2035	8,055,000	5,768,758
"6A3", Series 2005-21, 5.4%*, 11/25/2035	5,644,000	4,217,424
"7A4", Series 2006-1, 5.62%*, 2/25/2036	6,132,000	4,518,949
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	40,407	34,813
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2007-C30, 5.246%, 12/15/2043	5,390,000	5,309,399
"AJ", Series 2007- C30, 5.413%, 12/15/2043	5,610,000	4,506,233
"A2", Series 2007-C31, 5.421%, 4/15/2047	19,950,000	19,736,956
"A2", Series 2007-C32, 5.924%*, 6/15/2049	7,790,000	7,804,253
"B", Series 2007-C32, 5.928%*, 6/15/2049	4,650,000	3,447,902
Washington Mutual Mortgage Pass-Through Certificates Trust:
"1A3", Series 2005-AR14, 5.056%*, 12/25/2035	6,100,000	5,565,901
"1A3", Series 2005-AR16, 5.101%*, 12/25/2035	6,220,000	5,664,163
"4A1", Series 2007-HY3, 5.348%*, 3/25/2037	11,039,982	10,507,125
"1A1", Series 2007-HY5, 5.534%*, 5/25/2037	6,520,555	5,807,900
"1A1", Series 2007-HY4, 5.552%*, 4/25/2037	12,572,272	11,948,035
"1A1", Series 2006-AR16, 5.605%*, 12/25/2036	7,839,107	7,474,560
"1A1", Series 2007-HY2, 5.623%*, 12/25/2036	6,300,128	6,065,592
"2A2", Series 2006-AR16, 5.639%*, 12/25/2036	17,100,000	13,938,571
"1A3", Series 2006-AR8, 5.883%*, 8/25/2046	7,705,000	7,052,172
Washington Mutual Mortgage Securities Corp., "1A7", Series 2003-MS8, 5.5%, 5/25/2033	71,538	71,423
Wells Fargo Mortgage Backed Securities Trust:
"4A2", Series 2005-AR16, 4.992%*, 10/25/2035	8,150,000	7,597,417
"2A5", Series 2006-AR2, 5.109%*, 3/25/2036	17,411,046	16,909,603
"3A2", Series 2006-AR8, 5.238%*, 4/25/2036	10,170,000	9,668,896
"A1", Series 2006-3, 5.5%, 3/25/2036	7,011,578	6,875,218
"A6", Series 2006-AR11, 5.517%*, 8/25/2036	10,255,000	8,158,654
"2A5", Series 2006-AR1, 5.551%*, 3/25/2036	8,400,000	6,865,531
"1A3", Series 2006-6, 5.75%, 5/25/2036	5,862,996	5,778,221
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $657,105,187)		619,661,017

Collateralized Mortgage Obligations 7.6%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	2,160,469	2,149,621
Federal Home Loan Mortgage Corp.:
"BJ", Series 2553, 4.5%, 3/15/2029	7,697,945	7,667,260
"LN", Series 3145, 4.5%, 10/15/2034	6,601,101	6,488,304
"TA", Series 2750, 5.0%, 2/15/2032	7,525,000	7,379,744
"UE", Series 2764, 5.0%, 10/15/2032	10,000	9,690
"EG", Series 2836, 5.0%, 12/15/2032	4,295,000	4,142,121
"NE", Series 2802, 5.0%, 2/15/2033	90,000	87,134
"OE", Series 2840, 5.0%, 2/15/2033	5,050,000	4,896,553
"PD", Series 2893, 5.0%, 2/15/2033	9,696,000	9,320,976
"TE", Series 2827, 5.0%, 4/15/2033	65,000	62,795
"XD", Series 2941, 5.0%, 5/15/2033	10,975,000	10,494,500
"PE", Series 2864, 5.0%, 6/15/2033	40,000	38,540
"UE", Series 2911, 5.0%, 6/15/2033	10,815,000	10,367,339
"BG", Series 2869, 5.0%, 7/15/2033	1,230,000	1,183,924
"PD", Series 2939, 5.0%, 7/15/2033	3,414,000	3,268,556
"KD", Series 2915, 5.0%, 9/15/2033	5,936,000	5,690,930
"ND", Series 2938, 5.0%, 10/15/2033	3,865,000	3,700,935
"KE", Series 2934, 5.0%, 11/15/2033	53,000	50,756
"AK", Series R006, 5.75%, 12/15/2018	9,441,969	9,555,455
"AC", Series R007, 5.875%, 5/15/2016	7,662,191	7,786,919
"YB", Series 2205, 6.0%, 5/15/2029	529,208	537,305
"PE", Series 2165, 6.0%, 6/15/2029	5,125,511	5,220,771
Federal National Mortgage Association:
"BG", Series 2005-12, 5.0%, 10/25/2033	2,457,000	2,350,459
"EC", Series 2005-15, 5.0%, 10/25/2033	80,000	76,531
"HE", Series 2005-22, 5.0%, 10/25/2033	25,000	23,888
"PE", Series 2005-14, 5.0%, 12/25/2033	90,000	86,159
"WD", Series 2005-86, 5.0%, 3/25/2034	12,660,000	12,309,499
"J", Series 1998-36, 6.0%, 7/18/2028	4,000,432	4,058,284
"PH", Series 1999-19, 6.0%, 5/25/2029	5,070,023	5,167,800
"Z", Series 2001-14, 6.0%, 5/25/2031	15,413	15,664
Total Collateralized Mortgage Obligations (Cost $124,459,477)		124,188,412

Municipal Bonds and Notes 3.0%
Arkansas, State Development Finance Authority, Economic Development Revenue, Series B, 4.85%, 10/1/2012 (a)	120,000	120,049
Belmont, CA, Multi-Family Housing Revenue, Redevelopment Agency Tax Allocation, 7.55%, 8/1/2011 (a)	570,000	574,315
Connecticut, State General Obligation, Series A, 5.85%, 3/15/2032	5,925,000	6,075,673
Contra Costa County, CA, Multi-Family Housing Revenue, Willow Pass Apartments, Series D, 6.8%, 12/1/2015	1,185,000	1,242,330
Los Angeles, CA, Community Redevelopment Agency, Community Redevelopment Financing Authority Revenue, Series L, 6.02%, 9/1/2021 (a)	6,480,000	6,643,555
Pleasantville, NJ, School District, 5.25%, 2/15/2020 (a)	45,000	43,972
Pomona, CA, Pension Obligation, Series AR, 5.732%, 7/1/2025 (a)	2,745,000	2,705,582
Port Authority New York & New Jersey, General Obligation, 6.4%, 3/15/2027 (a)	5,945,000	6,000,467
Pueblo of Santa Ana, NM, Certificates of Participation, "A", 5.875%, 4/1/2024	4,690,000	4,783,519
Rancho Cordova, CA, Certificates of Partnership, City Hall Acquisition, Series B, 5.65%, 2/1/2024 (a)	4,340,000	4,196,867
Riverside, CA, Public Financing Authority, Tax Allocation Revenue, University Corridor, Series D, 5.89%, 8/1/2032 (a)	1,025,000	1,013,807
Texas, State General Obligation, Transportation Commission Mobility Fund, Series A, 4.5%, 4/1/2030 (a)	5,955,000	5,777,064
West Virginia, State General Obligation, Jobs Inventory Trust Board:
Series A, Zero Coupon, 1/22/2012	1,300,000	1,079,169
Series A, 144A, Zero Coupon, 6/12/2013	1,500,000	1,154,700
Series C, 144A, Zero Coupon, 7/31/2013	3,500,000	2,673,965
Wilkes Barre, PA, General Obligation, Series C, 5.48%, 11/15/2024 (a)	6,315,000	5,989,209
Total Municipal Bonds and Notes (Cost $49,106,710)		50,074,243

Government & Agency Obligations 10.5%
US Treasury Obligations
US Treasury Bonds:
4.375%, 2/15/2038	39,175,000	38,412,929
4.75%, 2/15/2037 (b)	1,804,000	1,879,683
6.0%, 2/15/2026	4,495,000	5,310,069
8.125%, 8/15/2019 (b)	31,127,000	42,313,266
US Treasury Notes:
3.125%, 4/30/2013	65,606,000	65,862,257
3.5%, 2/15/2018 (b)	6,061,000	5,932,204
4.875%, 4/30/2011 (b)	11,185,000	11,960,087
4.875%, 5/31/2011	700,000	749,328
Total Government & Agency Obligations (Cost $171,804,080)		172,419,823

Preferred Securities 3.7%
American General Institutional Capital, 144A, 8.125%, 3/15/2046	7,382,000	7,507,140
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	1,700,000	1,657,660
Bank of America Corp., Series M, 8.125%, 5/15/2018**	5,690,000	5,815,066
Goldman Sachs Capital II, 5.793%, 6/1/2012**	11,695,000	8,821,854
MUFG Capital Finance 1 Ltd., 6.346%, 7/25/2016**	6,160,000	5,567,494
Oil Insurance Ltd., 144A, 7.558%, 6/30/2011**	12,040,000	10,519,228
Royal Bank of Scotland Group PLC:
144A, 6.99%, 10/5/2017**	2,990,000	2,744,422
Series U, 7.64%, 9/29/2017**	2,500,000	2,353,163
Santander Perpetual SA, 144A, 6.671%, 10/24/2017**	3,500,000	3,325,770
Wachovia Capital Trust III, 5.8%, 3/15/2011**	12,190,000	9,691,050
XL Capital Ltd., Series E, 6.5%, 4/15/2017**	4,470,000	3,129,000
Total Preferred Securities (Cost $62,192,680)		61,131,847

	Shares	Value ($)

Preferred Stocks 0.1%
Arch Capital Group Ltd., 8.0%	26,915	667,828
Delphi Financial Group, Inc., 7.376%	93,400	1,768,763
Total Preferred Stocks (Cost $3,013,982)		2,436,591

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $88,621,919)	88,621,919	88,621,919

Cash Equivalents 1.2%
Cash Management QP Trust, 2.54% (c) (Cost $19,993,824)	19,993,824	19,993,824
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,794,935,678)+	105.9	1,737,225,958
Other Assets and Liabilities, Net (b)	(5.9)	(97,172,951)
Net Assets	100.0	1,640,053,007
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $1,795,555,696. At April 30, 2008, net unrealized depreciation for all securities based on tax cost was $58,329,738. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,218,185 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $70,547,923.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	0.6
Assured Guaranty Corp.	0.4
Financial Guaranty Insurance Company	0.3
MBIA Corporation	0.7
(b) All or a portion of these securities were on loan (see Notes to Financial Statements) amounting to $28,324,559. In addition, included in other assets and liabilities are pending sales amounting to $58,660,897, that are also on loan. The value of all securities loaned on April 30, 2008 amounted to $86,985,456 which is 5.3% of net assets.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e) Non-income producing security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

At April 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
5-Year US Treasury Notes	6/30/2008	584	66,350,809	65,398,875	(951,934)

At April 30, 2008, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Notes	6/19/2008	589	69,176,333	68,213,562	962,771

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,686,319,935) — including $28,324,559 of securities loaned	$ 1,628,610,215
Investment in Daily Assets Fund Institutional (cost $88,621,919)*	88,621,919
Investment in Cash Management QP Trust (cost $19,993,824)	19,993,824
Total investments, at value (cost $1,794,935,678)	1,737,225,958
Receivable for investments sold	85,387,215
Interest receivable	11,827,898
Receivable for Fund shares sold	2,577,979
Dividend receivable	56,515
Foreign taxes recoverable	20,883
Due from Advisor	73,022
Other assets	149,785
Total assets	1,837,319,255
Liabilities
Cash overdraft	26,014,446
Payable for investments purchased	75,180,831
Payable for Fund shares redeemed	4,763,109
Payable upon return of securities loaned	88,621,919
Payable for daily variation margin on open futures contracts	47,734
Distributions payable	1,392,503
Accrued management fee	541,036
Other accrued expenses and payables	704,670
Total liabilities	197,266,248
Net assets, at value	$ 1,640,053,007
Net Assets Consist of:
Distributions in excess of net investment income	(380,787)
Net unrealized appreciation (depreciation) on:
Investments	(57,709,720)
Futures	10,837
Accumulated net realized gain (loss)	3,192,678
Paid-in capital	1,694,939,999
Net assets, at value	$ 1,640,053,007
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($792,535,955 ÷ 76,252,403 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.39
Maximum offering price per share (100 ÷ 95.50 of $10.39)	$ 10.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($29,724,868 ÷ 2,861,651 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($64,497,104 ÷ 6,206,636 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.39
Class R Net Asset Value, offering and redemption price(a) per share ($4,859,271 ÷ 465,314 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.44
Class S Net Asset Value, offering and redemption price(a) per share ($122,456,516 ÷ 11,790,511 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.39

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($625,979,293 ÷ 60,231,501 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.39
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends	$ 113,030
Interest (net of foreign taxes withheld of $12,129)	44,874,408
Interest — Cash Management QP Trust	719,811
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	21,319
Total Income	45,728,568
Expenses: Management fee	3,324,105
Administration fee	834,343
Services to shareholders	1,163,459
Distribution and service fees	1,473,648
Custodian fee	25,628
Professional fees	73,502
Trustees' fees and expenses	37,160
Reports to shareholders	102,027
Registration fees	29,351
Other	42,731
Total expenses before expense reductions	7,105,954
Expense reductions	(1,011,891)
Total expenses after expense reductions	6,094,063
Net investment income	39,634,505
Realized and Unrealized Gain (Loss)
Net realized gain from: Investments	14,828,697
Futures	5
14,828,702
Change in net unrealized appreciation (depreciation) on: Investments	(57,265,162)
Futures	10,837
(57,254,325)
Net gain (loss)	(42,425,623)
Net increase (decrease) in net assets resulting from operations	$ (2,791,118)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 39,634,505	$ 71,932,578
Net realized gain (loss)	14,828,702	3,515,345
Change in net unrealized appreciation (depreciation)	(57,254,325)	(11,616,831)
Net increase (decrease) in net assets resulting from operations	(2,791,118)	63,831,092
Distributions to shareholders from: Net investment income: Class A	(18,588,369)	(32,452,664)
Class B	(597,021)	(1,273,484)
Class C	(1,356,062)	(2,393,993)
Class R	(117,387)	(227,707)
Class S	(3,205,769)	(5,994,657)
Institutional Class	(15,719,650)	(29,528,773)
Total distributions	(39,584,258)	(71,871,278)
Fund share transactions: Proceeds from shares sold	273,636,290	648,959,442
Reinvestment of distributions	35,456,174	64,247,543
Cost of shares redeemed	(275,881,171)	(478,841,894)
Redemption fees	30,362	14,546
Net increase (decrease) in net assets from Fund share transactions	33,241,655	234,379,637
Increase (decrease) in net assets	(9,133,721)	226,339,451
Net assets at beginning of period	1,649,186,728	1,422,847,277
Net assets at end of period (including distributions in excess of net investment income of $380,787 and $431,034, respectively)	$ 1,640,053,007	$ 1,649,186,728

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[b]	.25	.49	.47	.44	.46	.46
Net realized and unrealized gain (loss)	(.27)	(.06)	.02	(.30)	.20	.03
Total from investment operations	(.02)	.43	.49	.14	.66	.49
Less distributions from: Net investment income	(.25)	(.49)	(.48)	(.44)	(.46)	(.45)
Net realized gains	—	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.25)	(.49)	(.50)	(.49)	(.54)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.39	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[c,d]	(.25)**	4.14	4.72	1.28	6.17	4.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	793	788	611	431	221	176
Ratio of expenses before expense reductions (%)	.97*	.99	.95	.81	.81	.80
Ratio of expenses after expense reductions (%)	.80*	.80	.82	.80	.80	.80
Ratio of net investment income (%)	4.68*	4.64	4.50	4.04	4.20	4.15
Portfolio turnover rate (%)	132**	185[e]	166[e]	162[e,f]	91[e]	290
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.71	$ 10.72	$ 11.07	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[b]	.21	.41	.39	.36	.38	.38
Net realized and unrealized gain (loss)	(.26)	(.06)	.02	(.30)	.20	.02
Total from investment operations	(.05)	.35	.41	.06	.58	.40
Less distributions from: Net investment income	(.21)	(.41)	(.40)	(.36)	(.39)	(.36)
Net realized gains	—	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.21)	(.41)	(.42)	(.41)	(.47)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.39	$ 10.65	$ 10.71	$ 10.72	$ 11.07	$ 10.96
Total Return (%)[c]	(.52)d**	3.36[d]	3.94[d]	.51[d]	5.37	3.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	31	35	41	44	43
Ratio of expenses before expense reductions (%)	1.74*	1.75	1.67	1.56	1.55	1.49
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.57	1.55	1.55	1.49
Ratio of net investment income (%)	3.93*	3.89	3.75	3.29	3.45	3.46
Portfolio turnover rate (%)	132**	185[e]	166[e]	162[e,f]	91[e]	290
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[b]	.21	.41	.39	.36	.38	.38
Net realized and unrealized gain (loss)	(.27)	(.06)	.02	(.30)	.20	.02
Total from investment operations	(.06)	.35	.41	.06	.58	.40
Less distributions from: Net investment income	(.21)	(.41)	(.40)	(.36)	(.38)	(.36)
Net realized gains	—	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.21)	(.41)	(.42)	(.41)	(.46)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.39	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[c]	(.62)d**	3.37[d]	3.94[d]	.52[d]	5.40	3.73[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	69	55	55	52	54
Ratio of expenses before expense reductions (%)	1.67*	1.68	1.63	1.56	1.53	1.55
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.57	1.55	1.53	1.54
Ratio of net investment income (%)	3.93*	3.89	3.75	3.29	3.47	3.41
Portfolio turnover rate (%)	132**	185[e]	166[e]	162[e,f]	91[e]	290
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales changes.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 10.77	$ 10.77	$ 11.12	$ 10.99	$ 11.07
Income (loss) from investment operations: Net investment income[c]	.23	.47	.45	.41	.43	.04
Net realized and unrealized gain (loss)	(.27)	(.06)	.02	(.30)	.17	(.12)
Total from investment operations	(.04)	.41	.47	.11	.60	(.08)
Less distributions from: Net investment income	(.23)	(.47)	(.45)	(.41)	(.39)	—
Net realized gains	—	—	(.02)	(.05)	(.08)	—
Total distributions	(.23)	(.47)	(.47)	(.46)	(.47)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.44	$ 10.71	$ 10.77	$ 10.77	$ 11.12	$ 10.99
Total Return (%)	(.36)d**	3.88[d]	4.56[d]	1.04	6.00[d]	(.72)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	10	7	3.01
Ratio of expenses before expense reductions (%)	1.20*	1.16	1.12	1.05	1.06	1.05*
Ratio of expenses after expense reductions (%)	1.05*	1.05	1.08	1.05	1.04	1.05*
Ratio of net investment income (%)	4.43*	4.39	4.24	3.79	3.96	3.62*
Portfolio turnover rate (%)	132**	185[e]	166[e]	162[e,f]	91[e]	290
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 10.71	$ 10.73	$ 11.02
Income (loss) from investment operations: Net investment income[c]	.26	.52	.49	.34
Net realized and unrealized gain (loss)	(.26)	(.06)	.00***	(.29)
Total from investment operations	(.00)***	.46	.49	.05
Less distributions from: Net investment income	(.26)	(.52)	(.49)	(.34)
Net realized gains	—	—	(.02)	—
Total distributions	(.26)	(.52)	(.51)	(.34)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.39	$ 10.65	$ 10.71	$ 10.73
Total Return (%)[d]	(.03)**	4.40	4.73	.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	133	113	1
Ratio of expenses before expense reductions (%)	.77*	.77	.93	.81*
Ratio of expenses after expense reductions (%)	.55*	.55	.67	.74*
Ratio of net investment income (%)	4.93*	4.89	4.65	4.12*
Portfolio turnover rate (%)	132**	185[e]	166[e]	162[e,f]
[a] For the six months ended April 30, 2008 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173% and 177% for the years ended October 31, 2007, 2006 and 2005, respectively.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96	$ 11.08
Income (loss) from investment operations: Net investment income[b]	.26	.52	.50	.47	.49	.49
Net realized and unrealized gain (loss)	(.27)	(.06)	.01	(.30)	.19	.03
Total from investment operations	(.01)	.46	.51	.17	.68	.52
Less distributions from: Net investment income	(.26)	(.52)	(.50)	(.47)	(.48)	(.48)
Net realized gains	—	—	(.02)	(.05)	(.08)	(.16)
Total distributions	(.26)	(.52)	(.52)	(.52)	(.56)	(.64)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.39	$ 10.66	$ 10.72	$ 10.73	$ 11.08	$ 10.96
Total Return (%)[c]	(.12)**	4.40	4.98	1.52	6.43	4.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	626	624	599	571	656	755
Ratio of expenses before expense reductions (%)	.58*	.59	.61	.56	.56	.55
Ratio of expenses after expense reductions (%)	.55*	.55	.58	.55	.55	.55
Ratio of net investment income (%)	4.93*	4.89	4.74	4.29	4.45	4.40
Portfolio turnover rate (%)	132**	185[d]	166[d]	162[d,e]	91[d]	290
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 194%, 173%, 177% and 190% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into future contracts to hedge against changes in interest rates, security prices or currency exchange rates or for certain non-hedging purposes. The Fund may use derivatives as an efficient means of managing allocations between asset classes or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price. Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $11,016,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2014, the expiration date, which may be subject to certain limitations under sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $576,655,478 and $400,656,640, respectively. Purchases and sales of US Treasury obligations aggregated $1,663,726,822 and $1,779,535,033, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, serves as subadvisor to the Fund. AAMI is paid for its services by the Advisor from its fee as investment advisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

The Advisor has agreed to voluntarily waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class R	1.05%
Class S	.55%
Institutional Class	.55%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class R	1.25%
Class S	.75%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Furthermore, for the six months ended April 30, 2008, the Advisor reimbursed $73,091 for sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $834,343, of which $133,896 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 583,758	$ 583,758
Class B	24,461	24,461
Class C	34,608	34,608
Class S	72,175	72,175
Class R	2,193	2,193
Institutional Class	89,359	88,790
	$ 806,554	$ 805,985

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 114,130	$ 18,817
Class C	259,418	40,845
Class R	6,630	1,784
	$ 380,178	$ 61,446

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 963,409	101,619	$ 228,958.22%
Class B	37,847	4,418	10,313.22%
Class C	85,584	6,053	20,496.23%
Class R	6,630	1,636	1,537.19%
	$ 1,093,470	$ 113,726	$ 261,304

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $11,130.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and C shares aggregated $26,965 and $4,990, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,442, of which $5,657 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $8,814 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2008, the Fund's custodian fee was reduced by $2,430 and $7,845 for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,476,931	$ 143,092,555	33,330,066	$ 355,490,098
Class B	235,778	2,515,993	339,254	3,618,894
Class C	929,321	9,900,714	2,558,572	27,290,752
Class R	113,830	1,220,672	165,566	1,775,455
Class S	2,355,780	25,059,833	5,347,387	56,981,532
Institutional Class	8,619,025	91,846,523	19,104,922	203,802,711
		$ 273,636,290		$ 648,959,442
Shares issued to shareholders in reinvestment of distributions
Class A	1,610,802	$ 17,077,414	2,806,393	$ 29,904,573
Class B	41,791	442,803	90,517	964,652
Class C	90,499	959,386	153,123	1,631,249
Class R	10,880	115,857	20,742	222,266
Class S	244,260	2,588,092	447,446	4,766,619
Institutional Class	1,346,341	14,272,622	2,510,997	26,758,184
		$ 35,456,174		$ 64,247,543
Shares redeemed
Class A	(12,723,944)	$ (135,062,066)	(19,215,602)	$ (204,798,672)
Class B	(303,739)	(3,215,073)	(794,246)	(8,456,480)
Class C	(1,271,374)	(13,374,123)	(1,361,813)	(14,524,640)
Class R	(125,071)	(1,321,718)	(662,984)	(7,138,226)
Class S	(3,256,974)	(34,560,013)	(3,939,860)	(41,898,265)
Institutional Class	(8,294,736)	(88,348,178)	(18,928,692)	(202,025,611)
		$ (275,881,171)		$ (478,841,894)
Redemption fees		$ 30,362		$ 14,546
Net increase (decrease)
Class A	2,363,789	$ 25,116,263	16,920,857	$ 180,601,564
Class B	(26,170)	(256,277)	(364,475)	(3,872,504)
Class C	(251,554)	(2,512,796)	1,349,882	14,397,482
Class R	(361)	14,811	(476,676)	(5,140,270)
Class S	(656,934)	(6,911,104)	1,854,973	19,852,451
Institutional Class	1,670,630	17,790,758	2,687,227	28,540,914
		$ 33,241,655		$ 234,379,637

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For shareholders of Class A, B, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1(800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008